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                                                                    EXHIBIT 10.4

                             LEASE/OPTION AGREEMENT



         THIS LEASE/OPTION AGREEMENT made and entered into and effective as of this 19th day of June, 1996, between THE TAYLOR, TAYLOR AND DREIFUS PARTNERSHIP, a Florida general partnership, hereinafter called "Landlord", and NUTEK, INC., a Florida corporation, and POLLUTION RESEARCH AND CONTROL CORPORATION, a California Corporation, each of which shall be jointly and severally liable as a tenant under this Agreement, hereinafter called "Tenant."

                              W I T N E S S E T H:

1.       PREMISES

         1.1 DESCRIPTION. Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and on the conditions hereinafter set forth, the real property and the building thereon, located in the City of Pensacola, County of Escambia, Florida, and as more particularly described on a survey attached hereto as Exhibit "A", and made a part hereof, hereinafter referred to as the "Premises."


2.       TERMS

         2.1 LEASE TERM. The initial term of lease shall be for a period of five (5) years commencing on the day of the closing of the Stock Purchase Agreement ("Rent Commencement Date").


3.       RENT AMOUNT

         3.1     RENT AMOUNT

                 A. For the five (5) year term commencing on the Rent Commencement Date, Tenant will pay Landlord rent for the Premises in equal monthly payments as set forth below in advance commencing on the Rent Commencement Date and thereafter on the first (1st) day of each succeeding month plus applicable sales tax:

                 Year 1                    $3,000.00 per month plus sales tax
                 Year 2                    $4,000.00 per month plus sales tax
                 Year 3                    $5,000.00 per month plus sales tax
                 Year 4                    $6,000.00 per month plus sales tax
                 Year 5                    $7,000.00 per month plus sales tax


         3.2 PAYMENT. All payments of rent shall be made in lawful money of the United States without deduction, offset, prior notice or demand.


4.       POSSESSION AND CONDITION OF THE PREMISES

         4.1 POSSESSION. Possession of the Premises will be given to Tenant on the Rent Commencement Date. Without limiting the foregoing, Tenant's rights in the premises are subject to all municipal, county and state laws, ordinances and regulations governing and regulating the use and occupancy of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representations or warranties as to the present or future suitability of the Premises for the conduct of the Tenant's business.




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5.       SECURITY DEPOSIT

         5.1 SECURITY DEPOSIT. Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of three thousand dollars ($3,000.00) said deposit being given to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the term hereof. Tenant agrees that if Tenant shall fail to pay the rent herein reserved promptly when due, said deposit may, at the option of the Landlord (but Landlord shall not be required to), be applied to any rent due and unpaid, and if Tenant violates any of the other terms, covenants, and conditions of this Lease, said deposit may be applied to any damages suffered by Landlord as a result of Tenant's default, to the extent
of the amount of damages suffered.   Nothing in this Article 5 shall in any way
diminish or be construed as waiving any of Landlord's other remedies by law or in equity. Should all or any part of the security deposit be applied by Landlord as herein provided, the Tenant shall, on the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security deposit to its original amount. Should Tenant comply with all of the terms, covenants and conditions of this Lease, said security deposit shall be returned in full plus interest to Tenant at the end of the term of this Lease. Landlord shall have the right to commingle or invest said security deposit, and Tenant shall be entitled to receive any interest or income thereon. Landlord may deliver the funds deposited under this Article 5 by Tenant to the purchaser of Landlord's interest in the Premises in the event such interest be sold; thereupon Landlord shall be discharged from further liability with respect to such deposit.


6.       USE AND LIMITATIONS.

         6.1 USE. The Premises shall be used and occupied by Tenant for any lawful purpose in accordance with all present and future zoning laws, rules and regulations of governmental authorities having jurisdiction thereof, and subject to all covenants, restrictions, easements and rights of way of record, if any, which are presently in existence or hereafter consented to in writing by Tenant.

         6.2 GOVERNMENTAL ACTIONS. Tenant's consent shall not be required for the creation of any covenants, easements, or rights of way which are created by the sole action of any governmental authority.

         6.3 PROHIBITION. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will cause a cancellation of any insurance policy covering said Premises or any part thereof or any of its contents. Tenant shall not use or allow the Premises to be used for an improper, immoral, unlawful, or objectionable or offensive purpose. Nor shall Tenant cause, maintain, or suffer or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises and shall refrain from using or permitting the use of the Premises or any portion thereof as living quarters, sleeping quarters or for lodging purposes.


7.       COMPLIANCE WITH LAW - SIGNS

         7.1 COMPLIANCE. Tenant shall at Tenant's sole cost and expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, if any, and requirements in effect during the lease term, or any part hereof, regulating the use by Tenant of the Premises, provided that Landlord shall not make or consent to any restrictions on Tenant's use of the Premises during the term of this Lease without Tenant's prior written approval.





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8.       MAINTENANCE AND REPAIR

         8.1 STRUCTURAL REPAIRS BY TENANT. Tenant shall keep the structure of the roof, exterior walls, foundations, and building structure of the Premises in a good state of repair, and shall accomplish such repairs as may be needed promptly after notice of the need for said repairs, and said repairs shall be at the sole cost of the Tenant. The Tenant shall paint the exterior portion of the Premises as is needed.

         8.2 MAINTENANCE AND REPAIR BY TENANT. Tenant shall at all times throughout the Lease Term at its sole cost and expense keep the Premises (including exterior doors and entrances, all windows and moldings and trim of all doors and windows) and all partitions, door surfaces, fixtures, equipment and appurtenances thereof (including lighting, heating and plumbing fixtures and any air conditioning system) in good order, condition and repair (including damage from burglary or attempted burglary of the Premises). The costs of any such repairs shall be billed directly to, and paid by, Tenant. If there is an air conditioning system serving the Premises, Landlord will contract for preventive maintenance checks, filter changes, repairs and replacement, and service and Tenant agrees to pay for such preventive maintenance calls, filter changes, repairs and replacements on or for the units serving Tenant's Premises. The bills and invoices for such services may be delivered directly to Tenant by the contractor providing such services. Without limiting the generalities thereof, Tenant shall keep the glass of all windows and doors clean and presentable; replace immediately all broken glass in the Premises, at reasonable intervals paint or refinish the interior of the Premises, including entrances as determined by Landlord; make any necessary repairs to or replacements of all door closure apparatuses and mechanisms; keep all plumbing clean and in good state of repair including pipes, drains, toilets, basins and those portions of the heating system within the walls of the Premises; at Landlord's request, assist Landlord to remove snow and ice from the sidewalk in front of the Premises; and keep all utilities within the Premises in a good state of repair.

         8.3 TENANT'S FAILURE. If Tenant fails to perform any of its obligations under this Article 8, Landlord may, at its option (but shall not be required to), enter upon the Premises after twenty (20) days prior written notice to Tenant of the specific failure of Tenant under this Article 8, and, provided that Tenant has not theretofore cured such failures, put the same in good order, condition and repair, and the cost thereof, with an overhead surcharge of ten percent (10%) of such cost, together with interest on the total at the highest legal rate allowed by law, shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

         8.4 WAIVER. Except for the obligations of Landlord under Article 16 (Damage or Destruction), and Article 24 (Condemnation), it is intended by the parties hereto that Landlord shall have no obligation in any manner whatsoever to repair and maintain the Premises, nor any buildings or improvements located thereon, nor the equipment therein, whether structural or non-structural, all of which obligations are those of Tenant under this Lease except for repairs needed which are not covered by insurance and which are not caused by the Tenant's negligence.

         8.5 CONTEST. Tenant has the right to contest by appropriate judicial or administrative proceedings, without cost or expense to Landlord, the validity of application of any law, ordinance, order, rule, regulation or requirement (hereinafter called "law") that Tenant repair, maintain alter or replace the improvements on the Premises in whole or in part or that would affect Tenant's use of the Premises. In the event that any such contest is finally determined in a manner adverse to Tenant, Tenant shall undertake such repairs, maintenance, alterations or replacements to or of the Premises as is required by such law. Tenant agrees to indemnify and hold Landlord harmless from and against any and all liability that Landlord may sustain by reason of Tenant's failure or delay in complying with the law. Landlord may, but is not required to contest any such law independently of Tenant. Landlord may, and on Tenant's notice or request shall, join in Tenant's contest.





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         8.6     NO MAINTENANCE OR REPAIRS BY LANDLORD.  It is understood and acknowledged that Landlord will not be required to perform any maintenance or repairs, whether major or minor, primary or secondary except as provided under paragraph 8.4.


9.       ALTERATIONS AND IMPROVEMENTS

         9.1 ALTERATIONS. Tenant shall not have the right, without Landlord's prior written consent, to demolish any part of the improvements existing on the Premises at the date of the execution of this Lease, except as may be necessary in order to restore the Premises when required under Article 16 or Article 23. Tenant shall pay when due, all claims for labor and materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialman's lien against the Premises, or any and all liability arising out of any such claims. Tenant shall make no alterations, construction, remodeling or demolition without Landlord's prior written consent.

         9.2 APPROVAL OF CONTRACTOR. Landlord shall have the right to approve the contractor which Tenant may use to do any and all improvements and alterations consented to by Landlord. Any such approval by Landlord shall not be unreasonably withheld. Tenant shall be required to provide Landlord with a statement showing that the improvements and/or alterations have been paid for in full and that no liens exist from the construction of the improvements and/or the alterations. Tenant shall give Landlord not less than ten (10) days' notice in writing prior to the commencement of the alterations and Landlord shall have the right to post Notice of Non-Responsibility in or on the Premises, as provided by law. Tenant shall have the right in good faith to contest the validity of any such lien, claim or demand, and Tenant shall, at its sole expense, defend itself and Landlord against the same, and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or the Premises. Landlord may require Tenant to pay Landlord's reasonable attorney's fees and costs in participating in any such action, or if Landlord is joined as a defendant in such action and Tenant's counsel determines that it cannot properly or effectively represent both Tenant's and Landlord's interest in such action.

         9.3 REMOVAL. Any alterations made shall remain on and be surrendered with the Premises on the expiration or termination of the term of this Lease. The foregoing provision shall not apply to any alterations made by Tenant or any subtenant which are capable of being removed by Tenant, or any subtenant, without damage to the Premises, and which Tenant, or any subtenant, elects to remove upon the termination of this Lease, provided that Tenant or any subtenant promptly repairs, at its sole cost and expense, all damage to the remaining improvements on the Premises caused by such removal, and provided further, that the value of the improvements remaining on the Premises following such removal is substantially equal to what the value of the improvements existing on the Premises at the time of the execution of this Lease would have been, if the same had remained on the Premises at the time of termination of this Lease, assuming no alterations and additions thereto and only normal wear and tear since the date of the execution of this Lease.

         9.4 PLANS. On completion of any work of alteration, addition or improvement by Tenant, Tenant shall supply Landlord with "as built" drawings accurately reflecting all such work.


10.      UTILITIES PAID BY TENANT

         10.1 PAYMENT RESPONSIBILITY. Tenant shall pay for all water, sewer, gas, heat, light, power, steam, telephone or other utilities and services supplied to the Premises, together with all taxes thereon. Tenant shall be responsible for all tap fees. Tenant shall be responsible for all security deposits.





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11.      REAL PROPERTY TAXES

         11.1 REAL PROPERTY TAXES. Tenant shall pay all real property taxes applicable to the Premises during the term or this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes paid by Tenant shall cover any period of time prior to or after the expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment, together with interest at the highest legal rate allowed by law.

         11.2 DEFINITION. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty or tax (other than inheritance or estate taxes and income taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

         11.3 CONTEST. Tenant may contest the legal validity or amount of any taxes, assessment, or charges for which Tenant is responsible under this Lease, and may institute such proceedings as Tenant considers necessary. If Tenant protests any such tax, assessment or charge, Tenant may withhold or defer payment or pay under protest but shall indemnify and hold Landlord and the Premises harmless from and against any claim or lien against Landlord or the Premises arising out of Tenant's failure to pay the contested taxes, assessments or charges.

         11.4 RECEIPTS. Tenant shall furnish Landlord, at least ten (10) days before the date when any tax, assessments, or charges would become delinquent, receipts or other appropriate evidence establishing their payment.

         11.5 PRORATION. All payments of taxes or assessments, or both, shall be prorated for the initial lease year and for the year in which this Lease terminates, based on the number of days in the tax year in question during which the term of this Lease is in effect.

         11.6 INCREASES IN ASSESSMENT. Tenant acknowledges and understands that in the event Landlord should at any time in the future sell the Premises, there would probably be a substantial increase in the real property taxes. Landlord makes no representations, statements or warranties to Tenant, expressly or implied, that it will not sell the Premises at any time in the future during the term or extended term of this Lease.


12.      PERSONAL PROPERTY TAXES

         12. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of the Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay the taxes attributable to Tenant within ten (10) days prior to the delinquency date for payment of such taxes.





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13.      INDEMNITY

         13.1 INDEMNITY. Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the premises, or from the conduct of Tenant's business, or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of the Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, customers, licensees, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk to property or injury to persons in, upon or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord except to the extent otherwise provided in Section 13.3.

         13.2 WAIVER. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business, or any loss of income therefrom, or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or other sources or places where the resulting damage or injury occurs on or about the Premises, and regardless of whether the cause of such damage or injury, or the means of repairing the same, is inaccessible to Tenant.
Landlord shall not be liable for any damage arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

         13.3 WILLFUL ACTS. Nothing in Section 13.1 or 13.2 shall be construed as a waiver by Tenant as against Landlord of, or as an agreement by Tenant to indemnify or hold Landlord harmless from or against, any claims, costs, attorney's fees, expenses, liabilities, damages, losses or injuries caused by the willful act or omission of Landlord. The provisions of this
Article 13 shall survive the termination of this Lease/Option Agreement.


14.      INSURANCE

         14.1 TENANT'S INSURANCE. Tenant, at its sole cost, shall maintain on the Premises:

                 A. Public liability and property damage insurance with a single combined liability limit of one million dollars ($1,000,000.00) insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use and occupancy of the Premises;

                 B. A policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements, to the extent of full replacement value, as well as coverage for one (1) year's rent loss, and said insurance may include coverage on buildings or improvements which are additions upon the Premises;

                 C.       A policy of flood insurance; and

                 D.       A policy of windstorm insurance.





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The Landlord shall be listed as an additional insured on said policies and the policies shall not deny coverage to Landlord for any actions of the Tenant. A certificate of insurance shall be furnished to Landlord, at least annually or more frequently if requested by Landlord, showing the policy limits, policy dates, and the insurance carrier. The Tenant shall give thirty (30) days written notice of cancellation of any said policy to Landlord. Not more frequent than each year, if, in the opinion of the Landlord's and the Tenant's insurance brokers, the amount of the insurance coverage or any said policies at the time is not adequate, Tenant shall increase the coverage on any said policies as determined by Landlord's and Tenant's insurance brokers.

         All insurance required to be maintained by Tenant under this Lease shall:

                 A. Be issued by an insurance company authorized to do business in the State where the Premises are located, with a financial rating of at least A+ status as rated in the most recent edition of Best's Insurance Reports.

                 B.       Be issued as a primary policy.

                 C. Be evidenced by a policy or certificate of policy, together with evidence of payment of premiums, which all shall be deposited with Landlord at the commencement of the term of this Lease and on renewal of the policy not less then twenty (20) days before expiration of the term of the policy.


15.      WAIVER OF SUBROGATION

         15.1 WAIVER OF SUBROGATION. Tenant hereby waives as against Landlord, and against the officers, employees, agents and representatives of Landlord, any and all right to recovery for any and all losses and damages insured against under any fire and extended coverage insurance policy, including Tenant's policies described in Article 14, in force at the time of any such loss or damage. Tenant shall, upon obtaining the policies of insurance required by Article 14, give notice to the insurance carrier or carriers that the foregoing waiver of subrogation is contained in this Lease.


16.      DAMAGE, DESTRUCTION AND RESTORATION

         16.1 DUTY TO RESTORE. If the improvements on the Premises are partially or totally damaged by fire or other casualty so as to become partially or totally untenantable, which damage is insured against under any policy of fire and extended coverage insurance then covering the damaged improvements, this Lease shall not terminate and said improvements shall be rebuilt by Landlord with reasonable diligence, at Landlord's expense.

         16.2 RENT ADJUSTMENT. During the period of repair and restoration, the rent as set forth in Paragraph 3.1 shall not be reduced but the Tenant shall be entitled to have the proceeds of the Landlord's rental loss insurance, if any, applied to such rent obligations.

         16.3 TIME LIMITATION. If the damage is such that in reasonable contemplation it cannot be repaired within six (6) months from the date of its occurrence (force majeure excepted) then either party shall have the right to terminate this Lease on sixty (60) days written notice to the other.


17.      ASSIGNMENT, SUBLETTING AND RECAPTURE

         17.1 REQUEST FOR CONSENT. Tenant shall not assign or otherwise transfer by operation of law or otherwise this Lease or any interest herein without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If Tenant desires at any time to assign or otherwise transfer this Lease, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord:





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                 A.       The name of the property assignee;

                 B. The nature of the proposed assignee's business to be carried on in the Premises;

                 C. A copy of the proposed assignment and any other agreements to be entered into concurrently with such assignment;

                 D. Such financial information as Landlord may reasonably request concerning the proposed assignee. Landlord hereby reserves the right to condition any such approval upon Landlord's determination that the proposed assignee is financially responsible as a tenant and the proposed assignee is likely to conduct a business on the Premises of a type and quality substantially equal to that conducted by Tenant. Tenant shall pay to Landlord a reasonable fee and Landlord's expenses in reviewing such proposed assignment. This Lease may not be assigned without complying with the provisions of this Section 17.1 in reliance on any law relating to bankruptcy or debtor's rights generally unless adequate assurance of future performance is provided Landlord including adequate assurance of the source of rent and other expenses due under this Lease for the entire term of this Lease.

         17.2 PARTIAL ASSIGNMENT AND HYPOTHECATION. Partial assignments of Tenant's interest in this Lease and the hypothecation of any of Tenant's interest in this Lease are prohibited. Tenant shall not sublease all or any portion of the Premises, unless agreed to by the Landlord and such consent shall not be unreasonably withheld. A transfer of control of Tenant shall be deemed an assignment of this lease and shall be subject to all of the provisions of this Article 17. Landlord's consent to any sale, assignment, encumbrance, subleasing, occupation or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subleasing or occupation of the Premises which does not comply with the provisions of this Article 17. Any such partial assignment or hypothecation shall be void and shall be a default hereunder.

         17.3 NO WAIVER. As a condition to Landlord's written consent as provided for in this Article 17, Tenant shall deliver to Landlord an executed copy of any assignment or agreement relating to the Premises. Any assignee shall assume the obligations of Tenant under this Lease. The collection or acceptance of rent or other payment by Landlord from any person other than Tenant shall not be deemed a waiver of any payment provision of this Article, the acceptance of any assignee or subtenant as the tenant hereunder or a release of Tenant from any obligation under this Lease.


18.      HOLDING OVER

         18.1 HOLDING OVER. Should Tenant, with Landlord's written consent, hold over after the termination of this Lease, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant's rent for year five (5) as set forth in Section 3.1 of this Lease shall be increased at the rate of ten percent (10%) per annum for each year (or portion thereof) of the term of this Lease, which Minimum Rent shall also be subject to the adjustments for taxes, insurance and other expenses and obligations, and for operating costs.


19.      DEFAULTS AND REMEDIES

         19.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:





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                 A.       The abandonment of the Premises by Tenant;

                 B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant;

                 C. The failure of Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph (B) above, where such failure shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said twenty (20) day period and thereafter diligently pursues such cure to completion;

                          (1) Subject to the provisions of Paragraph 20 hereafter, the making by Tenant or any guarantor of any general assignment for the benefit of creditors;

                          (2) Subject to the provisions of Paragraph 20 hereafter, the filing by or against Tenant or any guarantor of a petition to have Tenant or any guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or any guarantor), the same is dismissed within thirty (30) days;

                          (3) Subject to the provisions of Paragraph 20 hereafter, the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's or any guarantor's assets located at the Premises or of Tenant's or any guarantor's interest in this Lease;

                          (4) The attachment, execution, or other judicial seizure of all or substantially all of Tenant's or any guarantor's assets located at the premises, or of Tenant's or any guarantor's interest in this Lease, where such seizure is not discharged within thirty
                                  (30) days.

         19.2 REMEDIES. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

                 A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to the cost of recovering possession of the Premises; expenses of reletting, reasonable attorney's fees, and any real estate commission actually paid; and the worth at the time of award by the court having jurisdiction thereof of:

                          (1) The unpaid rent which had been earned at the time of termination;

                          (2) The amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided.

                          The worth at the time of award of the sums referred to in clauses (1) and (2) above, shall be computed by allowing interest from the due date at the highest legal rate allowed by law. As used herein, rent shall include charges equivalent to rent.

                 B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                 C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State where the Premises are located.


20.      BANKRUPTCY OR INSOLVENCY

         20.1. If a petition is filed by, or an order for relief is entered against, the Tenant under chapter 7 of the Bankruptcy Code and the trustee of the Tenant elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of this Article 20 of the Lease are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after his appointment, this Lease will be deemed to have been rejected. The Landlord shall then immediately be entitled to possession of the Premises without further obligation to the Tenant or the trustee, and this Lease will be cancelled. The Landlord's right to be compensated for damages in this bankruptcy proceeding, however, shall survive.

         20.2 If the Tenant files a petition for reorganization under Chapter 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against the Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and the Tenant's trustee or the Tenant as a debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to the Landlord and, in the Landlord's business judgment, all of the following conditions, which the Landlord and the Tenant acknowledge to be commercially reasonable, must have been satisfied:

                 A. The trustee of the debtor-in-possession has cured or has provided to the Landlord adequate assurance, as defined in this Section, that:

                          (1) The trustee will cure all monetary defaults under this Lease within thirty (30) days from the date of the assumption.

                          (2) The trustee will cure all non-monetary defaults under this Lease within thirty (30) days from the date of the assumption.

                 B. The trustee or the debtor-in-possession has compensated the Landlord, or has provided to the Landlord adequate assurance, as defined in this Section, that within ten (10) days from the date of the assumption the Landlord will be compensated for any pecuniary loss they incurred arising from default of the Tenant, the trustee, or the debtor-in-possession under it, by giving written notice of the Landlord's election to terminate.

         20.3 If the trustee or the debtor-in-possession has assumed the Lease, under the terms of Section 20.1 or 20.2 of this Lease, to assign or to elect to assign the Tenant's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if the Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in Section 20.3 of future performance of all of the terms, covenants, and conditions of this Lease to be performed by the Tenant.

                 For the purpose of this Section, adequate assurances of future performance means that the Landlord has ascertained that each of the following conditions has been satisfied:

                 A. The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by the Landlord to be sufficient to assure the future performance by the assignee of the Tenant's obligation under this Lease;

                 B. If requested by the Landlord, the assignee will obtain guarantees, in form and substance satisfactory to the Landlord, from one or more persons who satisfy the Landlord's standards of creditworthiness;

                 C. The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which the Landlord is bound, to enable the Landlord to permit the Assignment.

         20.4 When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the demised premises, the charges will not be less than the rent as defined in this Lease and other monetary obligations of the Tenant for the payment of maintenance, real estate taxes, insurance, and similar charges.

         20.5 Neither the Tenant's interest in the Lease nor any estate of the Tenant created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of the Tenant ("state law"), unless the Landlord consents in writing to this transfer. The Landlord's acceptance of rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the need to obtain the Landlord's consent or the Landlord's right to terminate this Lease for any transfer of the Tenant's interest under this Lease without that consent.


21.      DEFAULT BY LANDLORD

         21.1 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required by Landlord by this Lease within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of each mortgage covering the Premises whose name and address shall have at any time been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall to be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.


22.      LATE CHARGES

         22.1 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain, such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the late payment plus twelve percent (12%) per annum of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payments by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.


23.      SAFETY AND HEALTH

         23.1 SAFETY AND HEALTH. Tenant covenants at all times during the term of this Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C. 651 et seq. and any analogous legislation in the state where the Premises are located (collectively the "Act"), to the extent that the Act applies to the Premises and any activities thereon.
Without limiting the generality of the foregoing, Tenant covenants to maintain all working areas, all machinery, structures, electrical facilities and the like upon the Premises in a condition that fully complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of Landlord who may from time to time be present upon the Premises (except to the extent that the particular activities of such agents, employees or contractors of Landlord on the Premises require safety precautions or alterations of the conditions of the Premises beyond the requirements of such Act otherwise applicable to the Premises, in which event Tenant shall not be obligated to undertaken or provide any such additional safety precautions or alterations or conditions), and Tenant agrees to indemnify and hold Landlord harmless from and against any liability, claim or damages, arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom, including without limitation, reasonable attorneys' fees and court costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or termination of this Lease.


24.      CONDEMNATION; EMINENT DOMAIN

         24.1 DEFINITION. If there is any taking of, or damage to, all or part of the Premises, or any interest therein because of the exercise of the power of eminent domain or inverse condemnation, whether by condemnation proceeding, or otherwise, or any transfer or any part thereof or any interest herein made in avoidance thereof (all of the foregoing being hereinafter referred to as "taking") before or during the term hereof, the rights and obligations of the parties with respect to such taking shall be as provided in this Article 24.

         24.2 TOTAL CONDEMNATION. If there is a taking of all of the Premises (which term includes the entire parcel of property leased and not just the building area), this Lease shall terminate as of the date of such taking.

         24.3 PARTIAL CONDEMNATION. If twenty-five percent (25%) or more of the areas of the Premises (the "Area") shall be taken, either party shall be entitled to terminate this Lease, and the terminating party shall give the other party written notice of such election not later than thirty (30) days after the date Landlord delivers notice to Tenant that possession or title to the portion of the premises has vested in the condemnor. If neither party gives such notice, or less than twenty-five percent (25%) of the Area of the Premises is taken, this Lease shall remain in full force and effect and rent shall be adjusted as provided in Section 24.6.

         24.4 TERMINATION DATE. If this Lease is terminated in accordance with the provisions of this Article 24, such termination shall become effective as of the date physical possession of the condemned portion is taken by the condemnor.

         24.5 REPAIR AND RESTORATION. If this Lease is not terminated, as provided in this Article 24, Landlord shall, at its sole expense, restore, with due diligence, the remainder of the improvements occupied by Tenant so far as is practicable to a complete unit of like quality, character and condition as that which existed immediately prior to the taking, provided that the scope of the work shall not exceed the scope of the work done by Landlord originally in constructing the Premises, and further provided that Landlord shall not be obligated to expend an amount greater than that which was awarded to Landlord for such taking.

         24.6 RENT ADJUSTMENT. If this Lease is not terminated, as provided in this Article 24, the rent as provided herein shall be reduced by that proportion which the Area taken from the Premises bears to Tenant's total area immediately before the taking.

         24.7 AWARD. The award or compensation in such proceedings, whether for a total or partial taking, or for diminution in the value of the leasehold or for the fee or for any other reason shall belong to, and be the property of, Landlord or Tenant, as their respective interests may be.


25.      LIENS AND ENCUMBRANCES

         25.1 LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, payment and performance bonds in an amount equal to one-and-one-half (1 1/2) times the estimated cost of such work, materials, labor and supplies and/or any liability for mechanic's and materialmen's liens and to insure completion of the work.

         25.2 ENCUMBRANCES The Tenant shall not cause or suffer to be placed, filed or recorded against the title to the Premises, or any part thereof, any mortgage, deed of trust, security agreement, financing statement or other encumbrance; and further, in no event shall the lien of the Tenant's mortgage or other security agreement or financing statement cover the Premises, nor any leasehold improvements, alterations, additions, or improvements thereto except trade fixtures, appliances and equipment which are owned by Tenant and which are not, and which do not become, a part of the Premises. The form of any such mortgage or other security agreement or financing statement which includes a legal description of the Premises shall be subject to Landlord's prior written approval, which approval shall be subject to such conditions as the Landlord may deem appropriate.


26.      ENVIRONMENTAL ISSUES.

         26.1    DEFINITIONS.

                 A. "Environmental Activity" means any storage, presence, existence, release, threatened release, use, generation, abatement, removal, disposal, handling or transportation of any Hazardous Material in, to, on, under, from or about the Property.

                 B. "Hazardous Material" means any flammable or explosive materials, petroleum or petroleum products, oil, crude oil, natural gas or synthetic gas usable for fuel, radioactive materials, hazardous wastes or substances or toxic wastes or substances, including, without limitation, any substances now or hereafter defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic materials" or "toxic substances" under any applicable federal, state or local Laws or regulations now or hereafter in effect.

                 C. "Laws" means, collectively, all federal, state and local laws, rules, regulations, ordinances and codes now or hereafter applicable to the Property or the Use of the Property, including, without limitation, the requirements of all permits, licenses, authorizations, judgments, decrees, agreements and other governmental restrictions and requirements relating to the Property or the Use of the Property.

                 D. "Property", for the purposes of these provisions, means the real property and improvements described in
                          Section 1.1 of the Lease and all structures, fixtures, transformers, underground storage tanks, soil, groundwater, surface water and airspace at, in, on or under such real property and improvements.

         26.2    "AS IS".

                 Landlord makes no covenant, representation or warranty as to the suitability of the Property for any purpose whatsoever or as to the physical condition thereof. Tenant acknowledges that it has inspected the Property, observed its physical characteristics and existing conditions, and has had the opportunity to conduct such investigation and study on and of said Property as it deems necessary for its intended use and occupancy under this Lease, and hereby waives any and all objections to or complaints about physical characteristics and existing conditions of the Property. Tenant further acknowledges and agrees that the Property is to be leased to, and accepted by, Tenant in its present condition, "AS IS" and with all faults, and hereby assumes the risk that adverse physical characteristics and existing conditions may not have been revealed by its inspection or investigation.

         26.3    TENANT ENVIRONMENTAL COVENANT.

                 Throughout the Lease term, Tenant shall not undertake or permit any Environmental Activity other than:

                 A.       In compliance with all applicable Laws, and

                 B. In such a manner as not to present a significant present or potential health risk to Landlord.


                 If Tenant shall breach the covenant provided in this Section, then, in addition to any other rights and remedies which may be available to Landlord under this Lease or otherwise at law or in equity, Landlord may require Tenant to take all actions, or to reimburse Landlord for the costs of any and all actions taken by Landlord, as are necessary to comply with all applicable Laws and to abate any significant present or potential health risk with respect to any Environmental Activity conducted or permitted or any Hazardous Material present at the Property. Tenant's obligation under this
Section 26.3 shall survive the expiration or earlier termination of this Lease.

         26.4    NO HAZARDOUS MATERIALS.

                 Except for Hazardous Materials which are reasonably necessary for Tenant to operate a printed circuit board, electronic or manufacturing company and associated businesses, Tenant shall not cause, permit, or suffer any Hazardous Material to be brought upon, treated, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Property or any portion thereof by Tenant, its agents, employees, contractors, subtenants or invitees.

         26.5    LANDLORD'S RIGHT TO PERFORM.

                 Should Tenant fail to perform or observe any of its obligations or agreements pertaining to Hazardous Materials or Environmental Activities under this Lease or under applicable laws, then Landlord shall have the right, but not the duty, without limitation upon any of the rights of Landlord under this Lease, to enter the Property personally or through its agents, consultants or contractors and perform the same. Tenant agrees to indemnify, reimburse, protect, defend and hold harmless Landlord for the costs thereof and liabilities arising or resulting therefrom or in connection therewith.

         26.6    LANDLORD'S RIGHT TO INSPECTION.

                 Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and inspect the Property at any time to determine whether Tenant is complying with the terms of this Lease. Tenant hereby grants to Landlord, its agents, employees, consultants and contractors the right to enter the Property and to perform such tests on the Property as are reasonably necessary to conduct such reviews and investigations. Landlord shall use reasonable efforts to minimize interference with the business of Tenant but Landlord shall not be liable for any interference caused thereby.

         26.7    REMEDIATION.

                 In the event Landlord discovers any breaches under this Lease or any violations of applicable Laws pursuant to the foregoing inspections, including without limitation:

                 A. Any contamination of the Property from Hazardous Materials caused or permitted to be on the Property by Tenant, its agents, employees, contractors, licensees or invitees (such parties being collectively referred to as "Tenant" for purposes of this Section);

                 B. A violation of any Laws with respect to any Hazardous Materials or any Environmental Activity conducted or permitted by Tenant at the Property; or

                 C. A breach by Tenant of its covenants and obligations under this Lease;

then Tenant shall immediately cease all operations on the Property involving the use of Hazardous Materials found not to be in compliance with applicable Laws until such operations are brought into compliance therewith. To the extent of any Hazardous Material contamination of the Property or other properties caused or permitted by Tenant, Tenant shall promptly commence and pursue to completion, at Tenant's sole cost and expense, a remediation program with respect to such Hazardous Materials. The design and scope of the remediation program shall be determined solely by Tenant and Tenant's environmental consultants, provided that the scope and design are reasonably acceptable to Landlord.

         26.8    ENVIRONMENTAL INDEMNITY.

                 Tenant agrees to protect, indemnify, defend, reimburse and hold harmless:

                 A.       Landlord;

                 B. Any other person who acquires an interest in this Lease whether by an assignment of Landlord's interest in this Lease or otherwise;

                 C. Any other person who acquires all or a portion of the Property at a foreclosure sale or by a conveyance in lieu of foreclosure or otherwise through the exercise of the rights and remedies of Landlord under this Lease; and

                 D. The principals, directors, officers, shareholders, partners, employees, successors, assigns, agents, contractors, subcontractors, experts, licensees and invitees of such persons listed in "A" through "C" above (any or all of which are referred to herein as an "indemnitee");

from and against any and all loss, cost, penalty, fine, liability, damage or expense (including, without limitation, attorneys' fees and costs) arising or resulting from or in any way connected with:

                          (1) The presence of any Hazardous Materials in, at, on, under or about the Property; provided said Hazardous Materials were brought on the Property subsequent to the Rent Commencement Date;

                          (2) Any Environmental Activity conducted or permitted by Tenant or any other party on the Premises during the Lease term;

                          (3) Any violation of any Laws pertaining to the condition of the Property or any Environmental Activity thereon to the extent caused by Tenant at any time or caused by anyone else during the Lease term; or

                          (4) The breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Section.


         26.9    SURVIVAL.

                 Tenant's obligations under Section 26 of this Lease shall survive the expiration or earlier termination of the Lease term, the discharge of all other obligations owed by the parties to each other, and any transfer of title to the Property (whether by sale, foreclosure, deed in lieu of foreclosure or otherwise).


27.      AFFIRMATIVE COVENANTS OF TENANT

         Tenant Agrees:

         27.1 To comply with any and all requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or its use of the demised premises, and hold Landlord harmless from penalties, fines, costs, expenses or damages resulting from failure to do so.

         27.2 To give to Landlord prompt written notice of any accident, fire or damage occurring on or to the demised Premises.

         27.3 To keep all garbage and refuse in the kind of container specified by Landlord and to place the same outside of the Premises, prepared for collection in the manner and at the times and places specified by Landlord, and in accordance with municipal regulations, and to furnish to Landlord evidence of a contractual obligation between Tenant and a garbage collection company that Tenant's garbage will be collected not less than two (2) times per week. If Landlord provides garbage collection services, Tenant will pay the cost of same as determined by Landlord.

         27.4 To keep the outside areas immediately adjoining the Premises clear and not to burn, place or permit any rubbish, obstruction or merchandise in such areas.

         27.5 To keep the demised Premises clean, orderly, sanitary and free from objectionable odors and from insects, vermin and other pests.

         27.6 To conduct its business in the Premises in all respects in a dignified manner and in accordance with high standards of a manufacturing business.

 27.7    Tenant shall not commit or suffer to be committed any waste upon the
                                   Premises.

         27.8 In the event any labor, materials or equipment are furnished to Tenant on the demised Premises with respect to which any mechanic's or materialman's lien might be filed against the demised Premises, or against Landlord's interest therein, Tenant agrees to take appropriate action prior to the furnishing thereof to assure that no such lien will be filed; and Tenant agrees to pay, when due all sums of money that may become due for any such labor, materials or equipment and to cause any such lien to be fully discharged and released promptly upon receiving notice thereof.

         27.9 Tenant shall pay all sales or rental tax which may be due under any provision of this Lease/Option Agreement.

         27.10 Tenant shall use, at Tenant's cost, a pest extermination contractor at such intervals as may be necessary to keep premises free of pests. Tenant shall annually furnish to Landlord a copy of a pest control contract complying with the foregoing.

         27.11 All mechanical apparatus and equipment shall be kept free of vibrations and noise which may be transmitted beyond the demised Premises, and no obnoxious odors shall be permitted to emanate or be dispelled from the demised Premises.

         27.12 Tenant shall install such fire extinguishers and other safety equipment as required by law.


28.      NEGATIVE COVENANTS OF TENANT

         Tenant agrees that it will not do any of the following without the prior written consent in writing of Landlord:

         28.1 Use or operate any machinery that, in Landlord's opinion, is harmful to the Premises.

         28.2 Do or suffer to be done any act, manner or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised Premises or any part thereof, shall become void or suspended, or whereby the breach of this covenant, and in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increases of premiums on insurance carried by Landlord on the demised Premises, or any part thereof caused in any way by the occupancy of Tenant.

         28.3 Tenant shall not nor shall Tenant at any time permit any occupant of the Premises to:

                 A. Conduct or permit any fire, bankruptcy or auction sale (whether real or fictitious) unless directed by order of a court of bankruptcy or of competent jurisdiction, or conduct or permit any fictitious "Going Out of Business" sale;

                 B. Use or permit to be used, any sound broadcasting or amplifying device which can be heard outside of the Premises;

                 C. Use the Premises for or conduct therein activities the purpose for which is excluded from or inconsistent with or not included within the purpose for which the Premises may be used according to
                          Section 6.1 of this Lease; or

                 D. Use, operate or maintain the Premises in such manner that any insurance carried by Landlord shall thereby be cancelled.


29.      GENERAL PROVISIONS

         29.1 FORCE MAJEURE. If any part shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws or regulations or by other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing contained in this Section 29.1 shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this Lease.

         29.2 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         29.3 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         29.4 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of Article 17, this Lease shall bind the parties, their personal representative, successors and assigns. This Lease shall be governed by the laws of the State of Florida. Any action brought to enforce or nullify this Lease or the provisions hereof must be brought in the county where the Premises are located.

         29.5 SUBORDINATION. Tenant hereby agrees, upon Landlord's written request, to subordinate this Lease and Tenant's rights hereunder to any ground lease, mortgage or any other hypothecation for security hereunder placed upon the real property of which the Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, but such subordination shall be only on the condition that Tenant's rights to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease on Tenant's part to be performed, unless this Lease is otherwise terminated pursuant to its terms.

         29.6 ATTORNEYS' FEES. In the event of any litigation between Tenant and Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party to such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if either party hereto without fault is made a party to any litigation instituted by or against any other party to this Lease, such other party shall indemnify Landlord or Tenant, as the case may be, against and save it harmless from all costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. In addition thereto, Tenant agrees to pay Landlord's costs, expenses and reasonable attorneys' fees with respect to:

                 A. Each request by Tenant for permission or consent to assign or sublet the Premises, in whole or in part;

                 B. Each request made by Tenant to modify, amend or supplement this Lease.

         29.7 LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times and upon reasonable notice to Tenant for the purpose of inspecting same and showing the same to prospective lenders. Landlord and Landlord's agents shall also have the right to enter the Premises to restore the Premises after any damage, destruction or taking as provided in Articles 16 and 24 hereof, but only upon failure by Tenant to make such repairs or restoration when required under the terms of
Article 16, hereof.

         29.8 MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof or a termination by Landlord, shall not work a merger.

         29.9 ESTOPPEL CERTIFICATE. Tenant shall at any time, from time to time upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no cured defaults in Landlord's performance, and that not more than two (2) months' rental has been paid in advance. If Landlord desires to finance or refinance the Premises, or any part thereof, then upon compliance by Landlord with the applicable provisions hereof, Tenant agrees to deliver to any lender designated by Landlord, Tenant's published financial statements for the immediately preceding three (3) fiscal years of tenancy.

         29.10 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision thereof.

         29.11  TIME OF ESSENCE.  Time is of the essence.

         29.12  CAPTIONS.  Article and Section captions are not a part hereof.

         29.13 PRIOR AGREEMENTS. This Lease contains all of the oral and written agreements and understandings, correspondence, representations and statements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior oral or written agreements or understanding pertaining to any such matters shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties thereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         29.14 NOTICE. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, if mailed, registered or certified postage prepaid, on the date posted when delivered addressed as follows:

                TO LANDLORD:              Taylor, Taylor and Dreifus Partnership
                                          c/o J. L. Taylor
                                          2647 Venetian Way
                                          Gulf Breeze, Florida 32561

                COPY TO:                 James L. Chase, Esquire
                                         James L. Chase & Associates, P.A.
                                         101 East Government Street
                                         Pensacola, Florida 32501

                TO TENANT:               Pollution Research and Control
                                         Corporation
                                         506 Paula Avenue
                                         Glendale, CA  91201

                                         Nutek, Inc.
                                         255 Brent Lane
                                         Pensacola, FL  32503


                 Each of the foregoing shall be entitled to specify a different address by giving notice in writing hereof to the other party. Service of any summons may be made by personal service upon the resident agent of Landlord of Tenant.

         29.15 WAIVER. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's or Tenant's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's or Tenant's consent to or approval of any subsequent act by Tenant or Landlord, as applicable. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         29.16 LANDLORD'S LIABILITY. The term "Landlord", as used herein, shall refer only to the owner or owners at the time in question, of the fee title to the Premises. In the event of a transfer of such title, Landlord herein named (and in the case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any security deposit in the hands of Landlord or the grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The Obligations contained in this Lease to be performed by Landlord shall, subject to the above, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

         29.17 TRANSFER OF SECURITY DEPOSIT. In the event that Landlord sells the real property of which the Premises are a part, Landlord may transfer and deliver any security given by Tenant to secure the faithful performance of the provisions of this Lease to the Purchaser of the real property. Upon such transfer being made, Landlord shall be exonerated from any further liability with respect to said security.

         29.18 AUTHORITY OF TENANT. If Tenant is a corporation or a partnership, the person signing this Lease on behalf of such corporation or partnership hereby warrants that he has full authority from such corporation or partnership to sign this Lease and obligate the corporation or partnership hereunder.

         29.19 GOVERNING LAW. The laws of the State of Florida shall govern the interpretation, validity, performance, and enforcement of this Lease. If any provision of this Lease shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

         29.20 RECORDING. Tenant may record this Lease without the prior written consent of Landlord. If a recording is made, it shall be a short form.

         29.21 OPTION TO PURCHASE. Landlord hereby grants to Tenant an option to purchase the Premises, all as more particularly described on Exhibit "B" attached hereto and incorporated herein by this reference.

         29.23 INTEREST RATE. Whenever this Lease refers to the highest legal interest rate allowed by law, said rate shall be deemed to be eighteen percent (18%).

         No representation or recommendation is made by Landlord as to the legal sufficiency, legal effect or tax consequences of this document or the transaction related thereto.


         IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.



                                       TAYLOR, TAYLOR AND DREIFUS
                                       PARTNERSHIP, A Florida General
                                       Partnership


                                       /s/ J. L. Taylor
                                       ------------------------
Aubrey Hornsby                         J. L. TAYLOR, Partner
- -------------------------
Witness to J. L. Taylor

James Chase
- -------------------------
Witness to J. L. Taylor

Aubrey Hornsby                         /s/James Taylor
- ---------------------------            ---------------------------------
Witness to James Taylor                JAMES TAYLOR, Partner

James Chase
- -----------------------------
Witness to James Taylor




S. R. Chandler                         /s/ R. O. Dreifus
- -----------------------------          ----------------------------------
Witness to R. O. Dreifus               R. O. DREIFUS, Partner

Greg Bradshaw
- --------------------------
Witness to R. O. Dreifus

                                       NUTEK, INC.
                                       A Florida Corporation

/s/ Aubrey Hornsby                  BY: /s/ J. L. Taylor
- --------------------------              ------------------------------
Witness to President                Its President

/s/ James Chase
- ----------------------------
Witness to President
                                       POLLUTION RESEARCH AND
                                       CONTROL CORPORATION
                                       A California Corporation

/s/ Aubrey Hornsby                  BY: /s/ Albert E. Gosselin
- --------------------------              -----------------------------
Witness to President                Its President

/s/ James Chase
- ----------------------------
Witness to President



STATE OF ALABAMA
COUNTY OF BALDWIN


         The foregoing instrument was sworn to and subscribed before me on this 19th day of June, 1996, by J. L. TAYLOR, who personally appeared before me.

                                       /s/ Norene White
                                       -------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       --------------------------------
                                       (typed or printed name)

                                       My Commission Expires:  6/13/98

                                       My Commission No.:     None



[  ] Personally known; or [X ] Produced identification

Type of identification produced:        Drivers License # T460-432-29-186

STATE OF ALABAMA
COUNTY OF BALDWIN


         The foregoing instrument was sworn to and subscribed before me on this 19th day of June, 1996, by JAMES TAYLOR, who personally appeared before me.


                                       /s/ Norene White
                                       -----------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       -----------------------------------
                                       (typed or printed name)

                                       My Commission Expires:   6-13-98

                                       My Commission No.:    None




[  ] Personally known; or [X ] Produced identification

Type of identification produced:   Drivers License  T460-436-21-046


STATE OF NORTH CAROLINA
COUNTY OF HAYWOOD


         The foregoing instrument was sworn to and subscribed before me on this 19th day of June, 1996, by R. O. DREIFUS, who personally appeared before me.


                                       /s/ Judy H. Medford
                                       ------------------------------------
                                       NOTARY PUBLIC

                                       Judy H. Medford
                                       ------------------------------------
                                       (typed or printed name)

                                       My Commission Expires:  8-7-2000

                                       My Commission No.:    N/A




[  ] Personally known; or [x ] Produced identification

Type of identification produced:  NC DL  4347355


STATE OF ALABAMA
COUNTY OF BALDWIN


         The foregoing instrument was acknowledged before me on this 19th day of June, 1996, by J. L. TAYLOR, as President, for and on behalf of Nutek, Inc., a Florida Corporation.

                                       /s/ Norene White
                                       -----------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       -----------------------------------
                                       (typed or printed name)

                                       My Commission Expires:  6-13-98

                                       My Commission No.:    None




[  ] Personally known; or [x ] Produced identification

Type of identification produced:  Drivers License T460-432-29-186



STATE OF ALABAMA
COUNTY OF BALDWIN


         The foregoing instrument was acknowledged before me on this 19th day of June, 1996, by Albert E. Gosselin, as President, for and on behalf of Pollution Research and Control Corporation, a California Corporation.


                                       /s/ Norene White
                                       ---------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       ---------------------------------
                                       (typed or printed name)

                                       My Commission Expires: 6/13/98

                                       My Commission No.: None



[  ] Personally known; or [x ] Produced identification

Type of identification produced:  Drivers License B0937704

                                  EXHIBIT "A"

                                     SURVEY

                                   (Area Map)

EXHIBIT "B"


                                OPTION AGREEMENT
                                 ("AGREEMENT")


                          ARTICLE I  - TERMS OF OPTION


1.1 GRANT OF OPTION. Subject to the terms and conditions of this Paragraph 1.1, Landlord ("Seller") hereby grants to Tenant ("Purchaser") an option (the "Option") to purchase the property as more particularly described on Exhibit "A" attached to the Lease/Option Agreement between said parties (the "Lease"), and incorporated herein by this reference.

1.2 OPTION TERM. The term of this Option shall be for five (5) years commencing on the Rent Commencement date (as defined in the Lease) and ending five (5) years thereafter.

1.3 METHOD OF EXERCISE. Unless sooner terminated as hereinafter provided, the Option may be exercised at any time during its term by Purchaser delivering to Seller prior to the expiration of the term of the Option, or any extension period thereof, a statement in writing signed by Purchaser exercising the Option (the "Notice of Exercise"). Upon delivery of the Notice of Exercise, this Agreement shall become an Agreement of Purchase and Sale between Seller and Purchaser. If Seller does not receive the Notice of Exercise by the end of the term of the Option, this Agreement shall automatically terminate and Purchaser shall relinquish to Seller the "Option Consideration" (as such term is defined in Section 1.4) that has been paid as of the date of termination.

1.4 OPTION CONSIDERATION. Purchaser has paid ten dollars ($10.00) in cash to Seller upon the execution of this Agreement, together with the mutual covenants and obligations as more particularly described herein, as consideration for the grant of the Option, the receipt and sufficiency of which is hereby acknowledged by Seller. The Option Consideration shall not be refundable to Purchaser under any circumstances whatsoever except as expressly provided for under Paragraph 3.2 below. The Option Consideration shall be applied to the "Purchase Price" (as such term is defined in Section 2.1) if the Option is exercised and the closing of title to be held pursuant to Article VII (the "Closing") takes place.


                  ARTICLE II  - PURCHASE PRICE AND ADJUSTMENTS


2.1 PURCHASE PRICE. The purchase price for the Property shall be the amount determined by an MIA Appraiser as being the fair market value of the Property on the date the option is exercised. The MIA appraiser shall be selected by the Seller and Purchaser, and the cost of said appraisal shall be split between the parties.

         If Purchaser or Seller is not satisfied with said appraisal, said party may hire another MIA appraiser of his choice to perform another appraisal of the fair market value of the Property on the date the option is exercised. This appraisal shall be paid by the party requesting it. The average of the two (2) appraisals performed shall determine the fair market value for purposes of the Purchase Price.

         If the second appraisal is more than five percent (5%) different from the first appraisal and the non-requesting party is not satisfied with the second appraisal, said party may hire another MIA appraiser of his choice to perform another appraisal of the fair market value of the Property on the date of the option is exercised. This appraisal shall be paid by the party requesting it. The average of the three (3) appraisals performed shall determine the fair market value for purposes of the Purchase Price.

         The initial appraisal shall be performed and completed within thirty
(30) days of the exercise of the option.   The second appraisal, if one, shall
be performed and completed within thirty (30) days after the completion of the first appraisal. The third appraisal, if one, shall be performed and completed within thirty (30) days after completion of the second appraisal.

                 A. The Purchase Price shall be paid by crediting the Option consideration as defined in paragraph 1.4 above against the Purchase Price; and

                 B. The balance of the Purchase Price, subject to adjustments as set forth in Section 2.2 ("Balance Due") shall be paid by the Purchaser at the Closing by bank cashier's or certified check.

2.2      ADJUSTMENTS AND COSTS.

         A. Seller shall pay the amount of any unpaid real property taxes and assessments allocable to the Property for tax years prior to the year of the Closing. These taxes for any period subsequent to the Rent Commencement Date shall be reimbursed to Landlord by Tenant as additional rent pursuant to the term of the lease.

         B. The amount of real property taxes and assessments affecting the Property for the year of the Closing shall be apportioned between Seller and Purchaser as of the Closing Date, with the amount of such taxes to be based upon the most recent available levy applied to the most recent available assessment. These taxes shall be reimbursed to Landlord by Tenant as additional rent pursuant to the term of the Lease.

         C. Purchaser shall pay any documentary stamp tax due upon the transfer of the Property and for recording the warranty deed. Purchaser shall pay any documentary stamp tax or intangible tax related to any financing on the Property. Purchaser shall pay for the survey and termite report.

         D. Purchaser shall pay the owner's premium for the "Owner's Policy" [as such term is defined in Paragraph 3.1(A)(1)].

         E. Purchaser shall pay the amount of any unpaid assessments affecting the Property which were assessed after the Rent Commencement Date under the lease.

         F.      Lease payments shall be prorated to the date of closing.

         G. Each party shall pay any costs and expenses incurred by such party, including each party's attorneys' fees, in connection with the transactions contemplated by this Agreement not adjusted as set forth in this
Section 2.2 or not otherwise provided for herein.


                         ARTICLE III  - TITLE EVIDENCE

3.1      TITLE DOCUMENTS

         A. Within forty-five (45) days after Seller's timely receipt of Purchaser's Notice of Exercise as described herein, Seller shall deliver to Purchaser, at Purchaser's expense, except as otherwise provided herein, the following title evidence covering the Property.

                 (1) A title insurance commitment issued by Attorney's Title Insurance Fund, Inc. (the "Title Company") showing the status of record title to the Property (the "Commitment"), together with copies of all recorded documents referred in the Commitment. The Commitment shall commit to insure title to the Property in Purchaser in the amount of the Purchase Price under Owner's Policy ALTA Form B. Purchaser shall pay the owner's premium for the Owner's Policy to be issued pursuant to the Commitment (the "Owner's Policy").

                 (2) A certificate or certificates of taxes due covering the Property prepared by the Tax Collector of the county in which the Property is situated (the "County").

3.2 DEFECTS IN TITLE. Purchaser shall have a twenty (20) day period following Purchaser's receipt of the Commitment to provide to Seller a letter setting forth all of Purchaser's objections to the Commitment ("Defects of Title"). Seller thereafter shall have a thirty (30) day period following Seller's receipt of Purchaser's letter to correct any such Defects of Title as set forth by Purchaser. Seller and Purchaser acknowledge that the Commitment provided to Purchaser shall include all standard pre-printed exceptions, and shall include all easements and restrictions of record and the unrecorded lease to Bill Salter Advertising, which exceptions shall not constitute objectionable Defects of Title. If Seller is unwilling or unable to correct such Defects of Title within such thirty (30) day period, Purchaser shall have the option to waive such Defects of Title or terminate this Agreement and request a return of the Option Consideration and such option shall be exercised within twenty (20) days after such thirty (30) period. Seller and Purchaser intend that Seller shall incur no out-of-pocket expenses whatsoever in the event that Purchaser terminates this Agreement under this Paragraph 3.2. Should Purchaser elect to proceed with this Agreement at the end of such contingency period, or if Purchaser fails to notify Seller prior to expiration of the above-described period of Purchaser's election to terminate this Agreement, this contingency shall be deemed waived and the Agreement shall continue in full force and effect notwithstanding such purported Defects of Title.


                  ARTICLE IV  - REPRESENTATIONS AND WARRANTIES

4.1 SELLERS' REPRESENTATIONS AND WARRANTIES. As an inducement to Purchaser to execute this Agreement and to close the transaction contemplated hereby, Seller represents and warrants to Purchaser that:

         A. AUTHORITY TO SELL. Seller has all requisite power and authority to execute this Agreement and to execute the closing documents to be executed in connection herewith required of Seller and all other documents required to be delivered by Seller.

         B. NO LITIGATION. There is no administrative agency action, litigation, condemnation proceeding or proceeding of any kind pending against Seller which relates to or affects the Property, and no proceedings are pending, threatened or contemplated by any public or private authority having the power of eminent domain for the condemnation or taking for sale in lieu thereof of any portion of the Property.

         C. LABORERS PAID. As of the date hereof and as of the date of Closing, Seller will have no unpaid bills for labor performed or materials supplied and sent to the Property. A "no-lien" affidavit stating same will be delivered by Seller to Purchaser at Closing.

         Seller hereby agrees that the truthfulness of each of said representations and warranties and of all other representations and warranties herein made is a condition precedent to the performance by Purchaser of its obligations hereunder. The representations and warranties set forth shall survive the closing of this transaction and the doctrine of merger shall not apply.

4.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants that, as of the date of this Agreement and as of the date of the
Closing:

         A. The execution and delivery of this Agreement has been duly and validly authorized by Purchaser, and all requisite action has been taken to make this Agreement valid and binding upon Purchaser.

         B. The consummation of the transactions contemplated by this Agreement will not constitute a default or result in the breach of any term or provision of any contract or agreement to which Purchaser is a party so as to adversely affect the consummation of such transactions.

   Purchaser hereby agrees that the truthfulness of each of said representations and warranties and of all other representations and warranties herein made is a condition precedent to the performance by Seller of its obligations hereunder. The representations and warranties set forth shall survive the closing of this transaction and the doctrine of merger shall not apply.


                ARTICLE V  -  NO REFUND OF OPTION CONSIDERATION

5.1 Seller and Purchaser acknowledge that the Option Consideration shall not be refundable to Purchaser under any circumstances whatsoever except as expressly provided for under Paragraph 3.2 above.


                     ARTICLE VI  -  INTERIM CONSIDERATIONS

6.1 CONDUCT AFFECTING THE PROPERTY. Between the date of this Agreement and the Closing Date, Seller:

         A. Shall not dispose of any fee simple interest in the Property without notifying the Purchaser of the existence of this Option Agreement, provided, however, Purchaser shall lease the Property from Seller as more particularly described in the Lease/Option Agreement to which this Option Agreement is attached and incorporated as Exhibit "B"; and

         B. Shall not, without Purchaser's prior written consent (which consent may be withheld in Purchaser's sole discretion), enter into any lease or other agreement with respect to the Property which extends beyond the Closing Date.

6.2 TESTS ON THE PROPERTY. At any time prior to the Closing, if this Agreement shall not have first been terminated, Purchaser and Purchaser's agents, contractors and engineers shall have the right to enter upon the Property for the purposes of making surveys, soil tests, obtaining topographical information and for other similar work provided that such operations are conducted in such a manner as not to damage the Property. Purchaser agrees to hold Seller harmless from any and all mechanic's or materialmen's liens that may be filed against the Property by reason of the performance of any of the acts herein mentioned.

6.3 INSPECTION OF REPORTS, ETC. Seller shall make available for Purchaser's inspection during normal business hours or provide copies to Purchaser of all surveys, soils and drainage reports, boundary and topographical drawings, engineering and technical data, and any other agreements, reports, drawings or maps relating to the Property that are in the possession of Seller or obtainable by Seller without incurring any expense to Seller.

                          ARTICLE VII  -  THE CLOSING


7.1 THE CLOSING. If Purchaser elects to exercise the option, the Closing shall take place within ninety (90) days following Seller's receipt of the Notice of Exercise. The closing date shall be extended by thirty (30) days if a second appraisal is performed pursuant to Article 2.1 and shall be extended by sixty (60) days if a third appraisal is performed. The Closing shall take place at a location in Escambia County, Florida to be determined by Seller.

7.2 OBLIGATIONS OF PARTIES AT CLOSING. The following shall occur at the Closing, each being a condition precedent to the others and all being considered as occurring simultaneously:

         A. Seller shall execute, have acknowledged and deliver to Purchaser the following:

                 (1) A general warranty deed conveying title to the Property to Purchaser subject to any and all matters disclosed in the Commitment.

         B. Purchaser shall deliver to Seller the balance of the Purchase Price as required by Paragraph 2.1(B).

         C. Seller shall deliver to Purchaser possession of the Property, and Purchaser shall be entitled to full enjoyment of the Property on the Closing Date subject to the matters set forth or referred to herein.

         D. Each party shall deliver to the other such other documents, certificates and the like as may be required herein or as may be necessary or helpful to carry out its obligations under this Agreement.


                         ARTICLE VIII  -  RISK OF LOSS

8.1 RISK OF LOSS. The risk of loss or damage to the Property by casualty or condemnation shall be borne by Seller prior to Closing and prior to Seller's delivery of possession of the Property to Purchaser, and by Purchaser only after possession of the Property is relinquished to Purchaser. This clause does not waive or release Purchaser from its obligations to pay for insurance in accordance with terms of this Lease.


                      ARTICLE IX  -  DEFAULT AND REMEDIES

9.1 DEFAULT. TIME IS OF THE ESSENCE HEREOF. In the event of default by either party under this Agreement prior to or at the Closing, the remedies upon such default are as set forth below unless otherwise provided in this Agreement.

9.2 SELLER'S REMEDIES. If Purchaser properly and timely exercises this Option and Purchaser shall default in performing Purchaser's obligations hereunder prior to the closing, Seller shall be entitled to terminate this Agreement and retain the Option Consideration as liquidated damages, or Seller may seek specific performance or any other equitable remedy permitted under pertinent Florida law, and Seller may recover from Purchaser a reasonable attorney's fee and all costs and expenses incurred.

9.3 PURCHASER'S REMEDIES. If Purchaser properly and timely exercises this Option and Seller shall default in performing Seller's obligations hereunder prior to the Closing, Purchaser shall be entitled to any return of the Option Consideration, and Purchaser may commence an action for specific performance or any other equitable remedy permitted under pertinent Florida law. Purchaser shall not be entitled to seek money damages or any other legal remedy against Seller.

9.4 PURCHASER'S DEFAULT UNDER LEASE. Purchaser's option to purchase the Property under this Exhibit "B" shall be in effect only if there have been no defaults by Purchaser, whether monetary or non-monetary, which have not been remedied to the satisfaction of Seller in its reasonable discretion at the time of the exercise of the Option. Upon exercise of the Option and closing of the transfer of the Property to Purchaser, Seller and Purchaser's rights and duties under the Lease shall cease, and Purchaser shall assume all obligations of Seller with respect to the Property and shall indemnify and hold Seller harmless from and against any future liability, claim, and expense related to the Property which occurred or arose during the term of this Lease. In the event Purchaser fails to exercise the Option to purchase the Property in a timely manner and in accordance with the terms and conditions of this Exhibit "B," or if the closing fails to occur after the exercise of the Option for any reason whatsoever, the Lease shall continue in full force and effect as more particularly described therein with no further Option to purchase the Property in favor of Purchaser.


                          ARTICLE X  -  MISCELLANEOUS

10.1 NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or be given by registered or certified mail. Any such notice shall be effective on the earlier of

         A.      The time when such notice is actually received, or

         B. The fourth (4th) day following its deposit in the United States mail, postage prepaid, addressed as follows:

                 If intended for Seller, to:

                 Name             TAYLOR, TAYLOR AND DREIFUS PARTNERSHIP
                 Address          C/O J. L. TAYLOR
                                  2647 VENETIAN WAY
                                  GULF BREEZE, FLORIDA 32561

                 with a copy to:

                 Name             JAMES L. CHASE, ESQUIRE
                 Address          JAMES L. CHASE & ASSOCIATES, P.A.
                                  101 EAST GOVERNMENT STREET
                                  PENSACOLA, FLORIDA 32501

                 If intended to Purchaser, to:

                 Name             POLLUTION RESEARCH AND CONTROL CORPORATION
                 Address          506 PAULA AVENUE
                                  GLENDALE, CA  91201

Any party, by notice given as above, may change the address to which its future notices shall be sent.

10.2 BROKERS. If either Seller or Purchaser has incurred any other obligation, contingent or otherwise, for broker's or finder's fees with respect to the matters provided for in this Agreement, the party incurring any such obligation shall be solely responsible therefor. Each party agrees to hold the other party harmless from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting from violations of the agreement contained in this Section.

10.3 ASSIGNABILITY. Purchaser shall have the right to assign its right and delegate its duties under this Agreement, but this Option may be assigned only if the Lease/Option Agreement is assigned and the Option shall never be held by anyone other than the Tenant or its assigns under the Lease.

10.4 BINDING EFFECT. Subject to the provisions of Section 10.3, this Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and assigns.

10.5 AMENDMENTS. This Agreement and the exhibits attached hereto contain the entire agreement between the parties and may not be modified in any manner except by an instrument in writing signed by both parties.

10.6 NO WAIVER. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be or shall be construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

10.7 EFFECT OF HEADINGS AND RECITALS. The article and section headings are inserted only for convenient reference and do not define, limit or prescribe the scope of this Agreement or any exhibit attached hereto. Any Recitals to this Agreement are included as an aid to interpretation of this Agreement, but do not themselves create, limit or define any rights or obligations or the parties hereto.

10.8 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida.

10.9 COUNTERPARTS. This Agreement and amendments hereto may be executed in counterparts, each of which shall be deemed an original and such counterparts shall constitute but one and the same instrument.

10.10 FURTHER ACTS. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute, and/or deliver or cause to be performed, executed and/or delivered at Closing, or after Closing, and all such further acts, deeds, and assurances as may be necessary to consummate the transaction contemplated today.

         EXECUTED as of the date first set forth above.

                                       TAYLOR, TAYLOR AND DREIFUS
                                       PARTNERSHIP, a Florida General
                                       Partnership
                                       /s/ J. L. Taylor
                                       -------------------------------------
                                       J. L. TAYLOR, Partner
/s/ Aubrey Hornsby
- -------------------------------------
Witness To J. L. Taylor

/s/ James Chase
- -------------------------------------
Witness to J. L. Taylor


/s/ Aubrey Hornsby                     /s/ James Taylor
- -------------------------------------  ------------------------------------
Witness to James Taylor                JAMES TAYLOR, Partner

/s/ James Chase
- -------------------------------------
Witness to James Taylor

/s/ S. R. Chandler                     /s/ R. O. Dreifus
- -------------------------------------  ------------------------------------
Witness to  R. O. Dreifus              R. O. DREIFUS, Partner

/s/ Greg Buohfue
- ----------------------------------------
Witness to R. O. Dreifus

                                       NUTEK, INC.
                                       A Florida Corporation

                                    BY: /s/ J. L. Taylor
                                        ----------------------------------
/s/ Aubrey Hornsby                      Its President
- ----------------------------
Witness to President

/s/ James Chase
- ----------------------------
Witness to President


                                       POLLUTION RESEARCH AND
                                       CONTROL CORPORATION
                                       A California Corporation



                                    BY: /s/ Albert E. Gosselin
                                        ---------------------------
/s/ Aubrey Hornsby                      Its President
- ----------------------------

/s/ James Chase
- ----------------------------
Witness to President




STATE OF ALABAMA
COUNTY OF BALDWIN


         The foregoing instrument was sworn to and subscribed before me on this 19th day of June, 1996, by J. L. TAYLOR, who personally appeared before me.

                                       /s/ Norene White
                                       -----------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       -----------------------------------
                                       (typed or printed name)

                                       My Commission Expires: 6-13-98

                                       My Commission No.: None




[  ] Personally known; or [x ] Produced identification

Type of identification produced: Drivers License

STATE OF ALABAMA
COUNTY OF BALDWIN


         The foregoing instrument was sworn to and subscribed before me on this 19th day of June, 1996, by JAMES TAYLOR, who personally appeared before me.


                                        /s/ Norene White
                                        -------------------------------
                                        NOTARY PUBLIC

                                        Norene White
                                        --------------------------------
                                        (typed or printed name)

                                        My Commission Expires:  6-13-98

                                        My Commission No.: None




[  ] Personally known; or [x ] Produced identification

Type of identification produced: Drivers License



STATE OF NORTH CAROLINA
COUNTY OF HAYWOOD


         The foregoing instrument was sworn to and subscribed before me on this 19th day of June, 1996, by R. O. DREIFUS, who personally appeared before me.


                                        /s/ Judy H. Medford
                                        ---------------------------------
                                        NOTARY PUBLIC

                                        Judy H. Medford
                                        ---------------------------------
                                        (typed or printed name)

                                        My Commission Expires:  8-7-2000

                                        My Commission No.: None




[  ] Personally known; or [x ] Produced identification

Type of identification produced: Drivers License

STATE OF ALABAMA
COUNTY OF BALDWIN

         The foregoing instrument was acknowledged before me on this 19th day of June, 1996, by J. L. TAYLOR, as President, for and on behalf of Nutek, Inc., a Florida Corporation.


                                       NOTARY PUBLIC

                                       /s/ Norene White
                                       -----------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       -----------------------------------
                                       (typed or Printed name)

                                       My Commission Expires:  6-13-98

                                       My Commission No.: None





[  ] Personally known; or [x ] Produced identification

Type of identification produced: Drivers License


STATE OF ALABAMA
COUNTY OF BALDWIN

         The foregoing instrument was acknowledged before me on this 19th day of June, 1996, by Albert E. Gosselin, as President, for and on behalf of Pollution Research and Control Corporation, a California Corporation.


                                       /s/ Norene White
                                       ------------------------------------
                                       NOTARY PUBLIC

                                       Norene White
                                       ------------------------------------
                                       (typed or printed name)

                                       My Commission Expires: 6-13-98

                                       My Commission No.: None





[  ] Personally known; or [x ] Produced identification

Type of identification produced: Drivers License